INVESTOR PRESENTATION First Quarter 2025 Copyright © 2025 by Selective Insurance Group, Inc. All rights reserved. Exhibit 99.3

SAFE HARBOR STATEMENT We make certain statements and reference other information in this presentation that are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995 (“PSLRA”). The PSLRA provides a forward-looking statement safe harbor under the Securities Act of 1933 and the Securities Exchange Act of 1934. These statements discuss our intentions, beliefs, projections, estimations, or forecasts of future events and financial performance. They involve uncertainties and known and unknown risks and other factors that may cause actual results, activity levels, or performance to materially differ from those in or implied by the forward-looking statements. We discuss factors that could cause our actual results to differ materially from those we project, forecast, or estimate in forward-looking statements in further detail in Selective’s public filings with the United States Securities and Exchange Commission. We undertake no obligation to publicly update or revise any forward-looking statements – whether as a result of new information, future events or otherwise – other than as the federal securities laws may require. This presentation also includes certain non-GAAP financial measures within the meaning of Regulation G, including “non-GAAP operating earnings per share,” “non-GAAP operating income,” “non-GAAP operating return on equity,” and “adjusted book value per share.” Definitions of these non-GAAP measures and a reconciliation to the most comparable GAAP figures are available in our Annual Report on Form 10-K and our Supplemental Investor Package, both found on our website www.selective.com under “Investors/Reports & Earnings.” Our commentary references non-GAAP measures we and the investment community use to make it easier to evaluate our insurance business. These non-GAAP measures, however, may not be comparable to similarly titled measures used outside of the insurance industry. Investors are cautioned not to unduly rely on these non-GAAP measures in assessing our overall financial performance. 2

INTRODUCTION

Every day, our interactions with our customers and distribution partners reinforce the importance of our role in rebuilding lives and businesses, making communities safer, and supporting economic expansion. 4

A LEADER IN U.S. PROPERTY & CASUALTY INSURANCE Standard Commercial Lines Segment comprises 79% of Net Premiums Written 5 *Based on 2023 net premiums written in AM Best’s annual list of “Top 200 U.S. Property/Casualty Writers” NASDAQ: SIGI (common stock) NASDAQ: SIGIP (preferred) Investor.Relations@Selective.com A+ (Superior) rating by AM Best ROE: 1Q25: 14.4% 2024: 7.0% 5-Year average: 11.1% 10-year average: 11.3% 34th largest P&C carrier in the United States* $4.6 billion of net premiums written in 2024 Clear path for continued, profitable growth Expanding geographically with the goal of a near national footprint Combined Ratio: 1Q25: 96.1% 2024: 103.0% 5-Year average: 96.5% 10-year average: 95.0%

SUSTAINABLE COMPETITIVE ADVANTAGES 6 NASDAQ: SIGIP (preferred) Our unique operating model that places empowered decision-makers alongside our customers and distribution partners Our ability to develop and integrate sophisticated tools that our front-line employees use to inform risk selection, pricing, and claims decisions Our franchise value distribution model, defined by meaningful and close business relationships with a group of high-quality distribution partners Our commitment to delivering a superior omni-channel customer experience, enhanced by people and technology Our highly engaged and aligned team of extremely talented employees Our success is based on a unique combination of competitive advantages. Taken together, they create a winning formula for Selective.

DIFFERENTIATED OPERATING MODEL 7 Unique field model • Underwriting, claims, and safety management specialists placed alongside our customers and distribution partners • Proven ability to develop and integrate actionable tools • Enables effective portfolio management in balancing rate and retention Franchise value distribution model with high-quality partners • Approximately 1,640 distribution partners selling our standard lines products and services at about 2,840 office locations o ~850 of these distribution partners sell our personal lines products o ~80 wholesale agents sell our E&S business o ~6,420 distribution partners sell National Flood Insurance Program products across 50 states 2024 NET PREMIUMS WRITTEN $4.6 BILLION 12% Excess and Surplus Lines 9% Standard Personal Lines 79% Standard Commercial Lines Everyone with Selective makes our customers feel like the #1 priority. The ease of working with Selective is unmatched. - Selective Agent

0% 5% 10% 15% 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 1Q25 SIGI Peer Avg. NON-GAAP OPERATING ROE 8 Note: Peer Average includes CINF, CNA, HIG, THG, TRV, and UFCS Operating ROE 1Q25 2024 Investments 12.8% 12.8% Underwriting 4.8% (3.7)% Other (3.2)% (2.0)% Total 14.4% 7.1% Generating ROEs exceeding our cost of capital and peer group average over time 100 basis points of combined ratio translates to ~120 basis points of ROE* 100 basis points of pre-tax investment yield translates to ~260 basis points of ROE* SIGI 10-Year Average: 11.9% Peer 10-Year Average: 8.6% 14.4% *Calculated using average equity

90% 95% 100% 105% 0 2 4 6 8 10 -Y ea r A ve ra ge C om bi ne d R at io 10-Year Standard Deviation of Combined Ratio 0% 1% 2% 3% 4% 5% 6% 7% 8% 9% 10% 94%96%98%100%102%104% 10 -Y ea r N PW C AG R 10-Year Average Combined Ratio NPW CAGR VS. AVERAGE COMBINED RATIO Note: White dots represent P&C peers: CINF, CNA, HIG, THG, TRV, and UFCS; 10-year avg based on 2015-2024 Industry Source: © 2025 Conning, Inc. Used with permission. [Statutory data] CAGR = Compound Annual Growth Rate COMBINED RATIO (AVERAGE & VOLATILITY) Industry Industry SIGI Sustained Track Record Of Profitability 9 SIGI

95.2% 92.0% 95.8% 96.1% 85% 90% 95% 100% 105% 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 1Q25 Underlying Combined Ratio** Reported Combined Ratio $- $1 $2 $3 $4 $5 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 N PW ($ in b ill io ns ) With current market share of ~1.5% in Commercial Lines, Selective has meaningful runway to deliver above-industry growth TRACK RECORD OF DISCIPLINED, PROFITABLE GROWTH *Compound annual growth rate NET PREMIUMS WRITTEN COMBINED RATIO 10 9.4% CAGR* $4.6 ** Underlying GAAP combined ratio excludes catastrophe losses and prior year casualty reserve development

11 Transition to mass-affluent well underway Focusing where we believe our strong coverage and servicing capabilities will be more competitive Better aligns our organizational capabilities with a market where we believe we can succeed over the long term PATH FOR PROFITABLE GROWTH Targeting 3% market share in existing footprint over the long-term o Targeting 12% share of wallet target with existing distribution partners o Targeting 25% agent market share target in existing markets Disciplined approach to geographic expansion o Added thirteen states to our Standard Commercial Lines footprint since 2017 o Goal of operating our Standard Commercial Lines business with a near national footprint; operating model will vary depending on the market Opportunistic, profitable growth strategy Expansion of capabilities and products STANDARD COMMERCIAL LINES EXCESS AND SURPLUS LINESSTANDARD PERSONAL LINES STANDARD COMMERCIAL LINES FOOTPRINT Core Footprint prior to 2017 Expansion States since 2017 Targeted Expansion States* *Expect to enter over the next two years, subject to regulatory approval

2025 GUIDANCE 12 GAAP combined ratio 96% to 97% • 6 points of catastrophe losses • Assumes no prior year casualty reserve development After-tax net investment income $405 million Overall effective tax rate 21.5% Weighted average diluted shares 61.5 million *As of April 24, 2025

SEGMENT PERFORMANCE

STANDARD COMMERCIAL LINES • Account-based approach with granular data and sophisticated tools to support underwriting decisions • Focus on maintaining underwriting discipline and achieving price adequacy • Targeting renewal pure price increases that reflect forward loss trend expectations • Underwriting refinements focused on underperforming areas 85% 9.1% 76% 80% 84% 88% 0% 4% 8% R et en ti on Pr ic in g Retention Renewal Pure Price CLIPS Pricing 79% of Net Premiums Written (“NPW”) $3.6 104.2% 90.6% 70% 80% 90% 100% 110% $1.0 $1.5 $2.0 $2.5 $3.0 $3.5 $4.0 C om bi ne d R at io N PW ($ in B ill io ns ) NPW GAAP Combined Ratio Underlying Combined Ratio *Expect to enter over the next two years, subject to regulatory approval CLIPS: Willis Towers Watson Commercial Lines Insurance Pricing Survey Footprint Targeted Expansion States* 141Q25 96.4% Combined Ratio 8% Growth

80% 85% 90% 95% 0% 4% 8% 12% 16% Excellent Above Average Average Below Average Low & Very Low Re ne w al P ur e Pr ic e Renewal Pure Price Point of Renewal Retention Po in t o f R en ew al R et en tio n PORTFOLIO APPROACH DRIVES BUSINESS MIX IMPROVEMENTS • Portfolio management approach yields higher retention and rate • Account-specific pricing, including: • Predictive modeling • Relative loss frequency and severity • Pricing deviation • Hazard and segment considerations Strong focus on providing our employees tools and technologies that enable more effective underwriting decision making First Quarter 2025 Standard Commercial Lines Pricing by Retention Group % of Premium 18% 16% 44% 16% 6% 15% 14% 44% Contractors 1% Bonds Manufacturing & Wholesale Community & Public Services 26% Mercantile & Services 2024 DPW Mix 15

EXCESS & SURPLUS LINES • Profitable and growing portfolio of commercial risks • Small and middle market focus with $5,300 average premium per policyholder • Modernized technology platform • ~80 wholesale general agents with limited binding authority within prescribed underwriting and pricing guidelines $567.2 89.7% 81.1% 70% 80% 90% 100% 110% $100 $200 $300 $400 $500 $600 C om bi ne d R at io N PW ($ in m ill io ns ) NPW GAAP Combined Ratio Underlying Combined Ratio 12% of Net Premiums Written 8.7% 0% 2% 4% 6% 8% 10% R en ew al P ur e Pr ic e Renewal Pure Price 50 States & D.C. 161Q25 92.5% Combined Ratio 20% Growth

• Strategic shift to mass affluent target market well underway • Strong existing product set and servicing capabilities • Aggressive profit improvement plan driven by accelerated pricing and tighter terms and conditions • Decreased policy counts in 2024 due to rate and underwriting actions STANDARD PERSONAL LINES 1.0% 0.7% 5.2% 20.6% 24.1% 0% 5% 10% 15% 20% 25% 30% R en ew al P ur e Pr ic e 9% of Net Premiums Written $430.7 109.3% 89.3% 70% 80% 90% 100% 110% 120% $100 $200 $300 $400 $500 C om bi ne d R at io N PW ( $ in m ill io ns ) NPW GAAP Combined Ratio Underlying Combined Ratio 15 State Footprint 171Q25 98.0% Combined Ratio (12)% Growth

CONSERVATIVE INVESTMENT PORTFOLIO • Consistent strategy focused on optimizing the the economic value of our investment portfolio by achieving stable, risk-adjusted after-tax net investment income and generating long-term growth in book value per share • Risk and return objectives balanced against prevailing market conditions and our enterprise risk-taking tolerance • High credit quality and well-diversified portfolio • 92% allocation to fixed income and short-term as of 3/31/25: • 4.1 year duration • A+ average credit rating • Profitable growth within insurance operations drives long-term growth of invested assets Long-term investment philosophy and focus on managing risk $363 12.8% 0% 4% 8% 12% $- $100 $200 $300 $400 After-Tax NII NII ROE Investment Portfolio at 3/31/25 3.8% 0% 1% 2% 3% 4% $4 $6 $8 $10 Th ou sa nd s Invested Assets After-Tax Portfolio Yield In ve st ed A ss et s ($ in b ill io ns ) Fixed Income 86% Short-Term 6%Equities 3% Alts & Other 5% A ft er -T ax P or tf ol io Y ie ld A ft er -T ax N et In ve st m en t In co m e ($ in m ill io ns ) O pe ra ti ng R et ur n on E qu it y 181Q25 $96M After-Tax NII 12.8% ROE $10.3

FINANCIAL OVERVIEW

6.5 0 2 4 6 8 10 2000 2001 2002 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 Po in ts o n th e C om bi ne d R at io ENTERPRISE RISK MANAGEMENT 20 7% 4% 4% 0% 10% 2023 2024 2025 1-IN-250 PROBABLE MAXIMUM LOSS* AS A % OF GAAP EQUITY • Strong balance sheet and underwriting controls with prudent reserving practices • Catastrophe loss mitigation initiatives include: o Exposure management including strict coastal guidelines o Focus on geographic diversification and growth that minimizes peak peril aggregations o Prudent reinsurance program IMPACT OF CATASTROPHE LOSSES ON COMBINED RATIO *Single event hurricane losses are net of reinsurance, after tax, and reinstatement premiums as of 1/1/25; GAAP equity as of 12/31/24 Industry Source: © 2025 AM Best. Used with permission. Industry Average SIGI Standard Commercial $18.7K Excess & Surplus $5.3K Personal Lines $3.7K AVERAGE PREMIUM PER POLICYHOLDER:

PRUDENT REINSURANCE STRUCTURE 21 • 2025 property catastrophe treaty highlights: o $1.4B exhaustion point and $100M retention o Top layer of $600M x $800M is 75% collateralized o 1-in-250 PML = 4% of GAAP equity o Placed 97% of a new $20M x $20M Personal Lines- only layer • Property excess of loss treaty covers losses up to $65M in excess of $5M retention on a per risk basis • Casualty excess of loss treaty covers losses up to $88M in excess of $2M retention on a per occurrence basis o Co-participation of 17.5% on the first $3 million excess $2 million layer 2025 PROPERTY CATASTROPHE PROGRAM $600M in excess of $800M 54% covered through Catastrophe Bond (3-year risk period ending December 2026) 95% Placed $400M in excess of $400M 100% Placed $200M in excess of $200M 100% Placed $100M in excess of $100M 100% Placed Retention: $100M

DISCIPLINED FINANCIAL PLANNING & RESERVING PRACTICES 22 Rigorous Results Monitoring Extensive pricing, underwriting, and claims results monitoring provides on-going feedback Detailed Planning Process Detailed ground up premium, expense, and loss planning, with monthly forecasts Specific Underwriting & Pricing Actions Rate analyses, predictive modeling, and policy level guidance facilitate specific pricing and underwriting actions Quarterly Reserve Review Strong reserve discipline facilitated by in-depth quarterly reserve reviews, semi-annual independent reviews, and independent year-end opinion

STRONG CAPITAL POSITION Generated $1.1 billion of operating cash flow in 2024, up from $759 million in 2023 23 FINANCIAL STRENGTH RATINGS NPW-to-Surplus ratio of 1.47x at March 31, 2025 Investing in organic growth is currently the most attractive capital deployment opportunity Target 20-25% dividend payout ratio over time o Quarterly dividend increased 9%, to $0.38 per common share, in 4Q 2024 Instituted $100 million share repurchase authorization in 2020 o $56.1 million remained as of March 31, 2025 Issued $400M of Senior Notes in February 2025 AM Best: A+ Fitch: A+ S&P: A Moody’s: A2

33.0% 31.6% 28% 29% 30% 31% 32% 33% 34% 35% 36% 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 1Q25 BALANCING EXPENSE DISCIPLINE WITH STRATEGIC INVESTMENTS 24 • Recent and current strategic investments include: o New platforms for Small Business and E&S o Claim system modernization o Geographic expansion o Customer experience • Areas for operational enhancements include: o Robotics and artificial intelligence o Talent development o Product innovation

$22.54 $50.33 $0 $10 $20 $30 $40 $50 2014 2015 2016 2017 2018 2019 2020 2021 2022* 2023 Bo ok V al ue p er S ha re FOCUS ON ROE AND GROWTH IN BOOK VALUE PER SHARE 25 *Book value per share decreased 17% for 2022 compared to 2021 primarily due to increased net unrealized losses. Adjusted book value per share** increased 5% for 2022 compared to 2021. **Refer to “Safe Harbor Statement” on page 2 of this presentation for further detail regarding certain non-GAAP financial measures Generating non-GAAP operating ROE** in line with our long-term target Superior growth in book value per share Expected higher total shareholder returns over time 2024 1Q25

PROGRESS THROUGH IMPACT

27 Sustainability initiatives are embedded into Selective’ business. We aim to deliver significant value over time to our customers, distribution partners, employees, and shareholders. OUR APPROACH TO SUSTAINABILITY Help our customers put their lives and businesses back together after experiencing a covered loss Help make our customers and communities safer Support economic growth by providing capital that protects against covered losses and allows businesses to invest confidently in their operations Achieved an “AA” rating from MSCI Built a solar facility at corporate headquarters that can generate approximately 5M kWh of energy that we sell to others Continue sharing our approach to climate-related risks and opportunities through the publication of our third Task Force on Climate-related Financial Disclosures. OUR PRIMARY OBJECTIVES ARE TO: KEY SUSTAINABILITY ACCOMPLISHMENTS:

INVESTOR PRESENTATION First Quarter 2025 Copyright © 2025 by Selective Insurance Group, Inc. All rights reserved. Exhibit 99.3